UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   September 14, 2004
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                             AGU ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado

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                 (State or Other Jurisdiction of Incorporation)

         005-79752                                       84-1557072
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  (Commission File Number)                     (IRS Employer Identification No.)


   11077 Biscayne Blvd., Suite 100, Miami, Florida                      33161
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  (Address of Principal Executive Offices)                            (Zip Code)

                                 (305) 899-6100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  Purchase of Real Property

                  On September 14, 2004, the Company entered into an Agreement for Purchase and Sale with Charley Zeches, in her capacity as trustee of Lakes Holding Trust U/A dated July 27, 2001 (the "Seller"), pursuant to which the Company intends to purchase from Seller certain real property located at 3200 West Oakland Park Boulevard, Lauderdale Lakes, Florida. The aggregate purchase price for the real property is Eight Million Five Hundred Thousand Dollars ($8,500,000). The Company made a deposit in the amount of One Hundred Thousand Dollars ($100,000) on September 14, 2004, of which amount Twenty-Five Thousand Dollars ($25,000) is non-refundable. The balance of Eight Million Four Hundred Thousand Dollars ($8,400,000) shall be paid at closing as follows: (i) Six Hundred Fifty Thousand Dollars ($650,000) in cash, (ii) 250,000 shares of common stock, no par value per share, of the Company (the "Common Stock"), and (iii) a promissory note made by the Company in favor of Seller in the principal amount of Seven Million Dollars ($7,000,000). Subject to the satisfaction of certain conditions, the Company expects to consummate the transaction in late October 2004.

                  In accordance with the terms and conditions of the Agreement for Purchase and Sale, (i) the shares of Common Stock issued in consideration for the real property shall be issued in reliance on Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and shall include piggyback registration rights; (ii) the promissory note shall accrue interest at an annual rate of 6.5%, payable monthly, and shall mature on the first anniversary of closing; (iii) the Company shall deposit a prepayment of interest and estimated real estate taxes in the amount of One Hundred Fifty Thousand Dollars ($150,000) at closing; and (iv) a principal payment in the amount of Two Hundred Fifty Thousand Dollars ($250,000) shall be paid upon the six-month anniversary of closing.

                  The Seller may convert all or any portion of the promissory note described above into shares of Common Stock at any time at a conversion price of $3.50 per share (subject to certain adjustments). Any shares of Common Stock issued upon conversion will be issued in reliance on Section 4(2) of the Securities Act and will include piggyback registration rights. Subject to such right of conversion, the Company may prepay all amounts owing under the promissory note without penalty.

                  In accordance with the terms and conditions of the Agreement for Purchase and Sale, the Company will also obtain a right of first offer to purchase from the Seller certain real property located directly adjacent to the property being purchased.

                  The above description of the Agreement for Purchase and Sale is qualified in its entirety by reference to the full and complete text of such agreement which is attached to this Current Report on Form 8-K as Exhibit 10.1.

                  Transactions with Galt Financial Corporation and Kevin Waltzer

                  On September 15, 2004, the Company entered into a Convertible Promissory Note in the principal amount of Five Hundred Thousand Dollars ($500,000) payable to Galt Financial Corporation (the "Lender"). The Convertible Promissory Note accrues interest at an annual rate of 10.0%, payable quarterly, and matures on September 13, 2006.

                  In accordance with the terms and conditions of the Convertible Promissory Note, the Lender may convert all or any portion of the Convertible Promissory Note into shares of Common Stock at any time at a conversion price of $1.00 per share (subject to adjustment as described below). The Company issued the Convertible Promissory Note and intends to issue any such shares of Common Stock upon conversion thereof in reliance on Section 4(2) of the Securities Act.

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Any shares of Common Stock acquired by the Lender upon conversion of the
Convertible Promissory Note may be repurchased by the Company on an "all-or-none" basis, at the Company's sole election, until and including September 9, 2005 at a purchase price of $5.00 per share (subject to adjustment as described below).

                  The conversion price and re-purchase price is each subject to adjustment upon (i) the declaration of any dividend on the Common Stock by the Company, (ii) any subdivisions, combination or reclassification of the Common Stock, (iii) any consolidation or merger to which the Company is a party and for which the approval of any shareholders of the Company is required, (iv) the sale or transfer of all or substantially all of the assets of the Company, or (v) the voluntary or involuntary dissolution, liquidation or winding up of the affairs or business of the Company.

                  The Company may prepay all (but not less than all) amounts owing under the Convertible Promissory Note. In the event that the Company prepays the full principal amount of the Convertible Promissory Note, plus accrued and unpaid interest, prior to the maturity date, the Company must pay Lender an additional fee equal to 10.0% of the principal amount to be prepaid, plus accrued and unpaid interest. Upon any default of the Convertible Promissory Note, the Lender may declare the entire unpaid balance of principal and interest under the Convertible Promissory Note immediately due and payable and the interest rate shall increase from 10.0% to 18.0% per annum.

                  In connection with the Convertible Promissory Note, the Company granted to Lender a Warrant to purchase up to 500,000 shares of Common Stock at an exercise price of $1.00 per share, subject to adjustments similar to those described above relating to the Convertible Promissory Note, in reliance on Section 4(2) of the Securities Act. The Warrant expires on the fifth anniversary of the date of grant.

                   Contemporaneous with the execution of the Convertible Promissory Note and the grant of the Warrant, each as described above, the Company entered into a Consulting Agreement, dated as of September 15, 2004, with Kevin Waltzer, a principal of the Lender, pursuant to which Mr. Waltzer will provide financial and other advisory services to the Company. In consideration of Mr. Waltzer's execution of the Consulting Agreement, the Company issued 500,000 shares of Common Stock to Mr. Waltzer in reliance on
Section 4(2) of the Securities Act.

                  The above descriptions of the Convertible Promissory Note, Warrant and Consulting Agreement are qualified in their entirety by reference to the full and complete text of such documents and agreement. The Convertible Promissory Note, Warrant and Consulting Agreement are attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 10.2, respectively.

                  Forward-Looking Statements

                  This Current Report on Form 8-K includes a number of "forward-looking statements" as that term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect the current views of the Company's management with respect to future events and include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Readers are urged to carefully review and consider the various disclosures made by the Company in this Current Report on Form 8-K and in our other reports filed with the Securities and Exchange Commission. Important factors currently known to management could cause actual results to differ materially from those in forward-looking statements. See the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, as amended, for a discussion of such factors. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions,

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the occurrence of unanticipated events or changes in the future operating results over time. The Company believes that its assumptions are based upon reasonable data derived from and known about its business and operations. No assurances are made that actual results of operations or the results of the Company's future activities will not differ materially from the Company's assumptions.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

                  See Item 1.01 "Entry into a Material Definitive
Agreement--Transactions with Galt Financial Corporation and Kevin Waltzer" above.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES

                  See Item 1.01 "Entry into a Material Definitive Agreement" above.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial statements of businesses acquired.

                           Not applicable.

                  (b) Pro forma financial information.

                           Not applicable.

                  (c) Exhibits.

                  The following exhibits are filed with this Current Report on Form 8-K:

                  Exhibit           Description

                  -------           --------------------------------------------
                  4.1               Convertible Promissory Note, dated September
                                    13, 2004, made by AGU Entertainment Corp. in favor of Galt Financial Corporation

                  4.2 Warrant to Subscribe for 500,000 Shares of Common Stock of AGU Entertainment Corp. issued to Galt Financial Corporation

                  10.1 Agreement for Purchase and Sale, dated as of September 10, 2004, by and between AGU Entertainment Corp. and Charley Zeches, in her capacity as Trustee of Lakes Holding Trust U/A dated July 27, 2001

                  10.2 Consulting Agreement, dated as of September 13, 2004, by and between AGU Entertainment Corp. and Kevin Waltzer

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 20, 2004                    AGU ENTERTAINMENT CORP.


                                              By: /s/ David C. Levy
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                                                Name:  David C. Levy
                                                Title: President


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